Supplement to the
Fidelity Fifty®
August 20, 2001
Revised
December 24, 2001
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 16.

J. Fergus Shiel is vice president and manager of Fidelity Fifty, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Shiel has worked as a research analyst and manager.

FIF-02-01 June 25, 2002
1.463147.108